Exhibit 10.19

AMENDMENT NO. 3 TO

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of December 8, 2011 (this “Amendment No. 3”), is by and among Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), in its capacity as agent pursuant to the Loan Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Viasystems Technologies Corp., L.L.C., a Delaware limited liability company (“Technologies”), Viasystems Corporation, an Oregon corporation formerly known as Merix Corporation (“Merix” and, together with Technologies, each individually a “Borrower” and collectively, “Borrowers”), Viasystems, Inc., a Delaware corporation (“Parent”), Viasystems International, Inc., a Delaware corporation (“International”) and Merix Asia, Inc., an Oregon corporation (“Asia” and together with Parent and International, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 16, 2010, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 24, 2010 and Amendment No. 2 to Loan and Security Agreement and Waiver, dated as of August 2, 2011 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and all other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 3 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to make such amendments, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 3, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 3” shall mean Amendment No. 3 to Loan and Security Agreement, dated as of December 8, 2011, by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 3 Effective Date” shall mean the first date on which the conditions precedent set forth in Amendment No. 3 are satisfied.

(iii) “401(k) Restoration Plan” shall mean the 401(k) Savings Restoration Plan of Viasystems Group, Inc., effective as of July 1, 2011, which provides certain employees of Viasystems Group, Inc. and its selected subsidiaries and/or affiliates benefits that cannot be provided in the tax-qualified savings plan.

(iv) “401(k) Restoration Plan Assets” shall mean cash, Cash Equivalents and other types of assets which are permitted to be invested in under the 401(k) Restoration Plan.

(v) “401(k) Restoration Plan Participant” shall mean each select key employee with both (a) the title of vice president or above, and (b) target compensation in excess of the limit specified in the Code for the applicable year, who is eligible to participate in the 401(k) Restoration Plan.

(vi) “401(k) Restoration Plan Trust” shall mean Viasystems 401(k) Restoration Plan Trust, which is a trust formed as a subsidiary of Viasystems Group, Inc., which trust forms part of the 401(k) Restoration Plan and which holds the 401(k) Restoration Plan Assets.

(b) Amendments to Definitions. (i) The definition of “Material Subsidiary” in Section 1.101 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“1.101 ‘Material Subsidiary’ shall mean any Domestic Subsidiary (other than the 401(k) Restoration Plan Trust) which is not an Immaterial Subsidiary.”

(ii) The definition of “Subsidiary” in Section 1.152 of the Loan Agreement is hereby amended by inserting the following immediately prior to the period appearing at the end of such Section: “; provided, that, the 401(k) Restoration Plan Trust shall not be deemed to be a Subsidiary of the Borrowers or Guarantors for purposes of this Agreement or any of the other Financing Agreements.”

(c) Interpretation. For purposes of this Amendment No. 3, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 3.

2. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by (a) deleting the period appearing at the end of clause (l) and replacing it with “; and” and (b) inserting the following clause (m) immediately after clause (l):

“(m) unsecured Indebtedness of Borrowers and Guarantors arising from the liabilities of Borrowers and Guarantors to the 401(k) Restoration Plan Participants pursuant to the terms of the 401(k) Restoration Plan; provided, that, the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed the difference between (i) $2,500,000 minus (ii) the aggregate amount of all Investments made pursuant to Section 9.10(l) hereof through and including such time.”.

3. Loans, Investments, Etc. Section 9.10 of the Loan Agreement is hereby amended by (a) deleting the period appearing at the end of clause (k) and replacing it with “; and” and (b) inserting the following clause (l) immediately after clause (k):

“(l) Investments in the 401(k) Restoration Plan Trust pursuant to the 401(k) Restoration Plan in an amount during any fiscal year not to exceed, for each 401(k) Restoration Plan Participant, three percent (3%) of the difference (if positive) between the annual income of such 401(k) Restoration Plan Participant for such fiscal year and $245,000; provided, that, (i) no Default or Event of Default is occurring immediately before or immediately after giving effect to any such Investments and (ii) the aggregate amount of all such Investments shall not exceed $2,500,000 during the term of this Agreement.”

4. Transactions with Affiliates. Section 9.12(a)(ii) of the Loan Agreement is hereby amended by deleting the phrase “loans permitted under Section 9.10 hereof” and replacing it with “loans and other Investments permitted under Section 9.10 hereof”.

5. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents and warrants to Agent and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy of which are a continuing condition of the making or providing of any Loans to Borrowers:

(a) this Amendment No. 3 and each other agreement (if any) to be executed and delivered by each Borrower and Guarantor in connection herewith (together with this Amendment No. 3, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor, and is in full force and effect, and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their terms, except as expressly modified or waived hereby and as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;

(b) no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other Person, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment No. 3;

(c) on the date hereof, no Default or Event of Default exists or has occurred and is continuing;

(d) the execution, delivery and performance of this Amendment No. 3 and the other Amendment Documents (i) is within each Borrower’s and Guarantor’s limited liability company or corporate powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation or formation, operating agreement, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Indenture) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property is bound; and

(e) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

6. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received counterparts of this Amendment No. 3, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders; and

(b) no Default or Event of Default shall exist or have occurred and be continuing.

7. General

(a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment No. 3 and the other Financing Agreements, the terms of this Amendment No. 3 shall control.

(b) Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(c) Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 3 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 3 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT

AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, ANY AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d) Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(e) Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(f) Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 3.

(g) Entire Agreement. This Amendment No. 3 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

(h) Counterparts, etc. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 3, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the date first above written.

BORROWERS

VIASYSTEMS CORPORATION, formerly known as Merix Corporation

By: /s/ Gerald G. Sax

Name: Gerald G. Sax

Title: Vice President, Treasurer and Chief Financial Officer

VIASYSTEMS TECHNOLOGIES CORP., L.L.C.

By: /s/ Gerald G. Sax

Name: Gerald G. Sax

Title: Senior Vice President and Chief Financial Officer

GUARANTORS

VIASYSTEMS, INC.

By: /s/ Gerald G. Sax

Name: Gerald G. Sax

Title: Senior Vice President and Chief Financial Officer

VIASYSTEMS INTERNATIONAL, INC.

By: /s/ Gerald G. Sax

Name: Gerald G. Sax

Title: Senior Vice President and Chief Financial Officer

MERIX ASIA, INC.

By: /s/ Gerald G. Sax

Name: Gerald G. Sax

Title: Vice President

AGENT

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), as Agent

By: /s/ Barry Felker

Name: Barry Felker

Title: Vice President

LENDERS

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England)

By: /s/ Barry Felker

Name: Barry Felker

Title: Vice President